                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-2264

Exact name of registrant as specified in charter:
Lincoln National Income Fund, Inc.

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders

CLOSED-END                                    [LOGO OF DELAWARE INVESTMENTS(SM)]


ANNUAL REPORT DECEMBER 31, 2004
--------------------------------------------------------------------------------
                       LINCOLN NATIONAL INCOME FUND, INC.


[LOGO] POWERED BY RESEARCH.

TABLE
  OF CONTENTS

PORTFOLIO MANAGEMENT REVIEW                                                    1
PERFORMANCE SUMMARY                                                            3
SECTOR ALLOCATION                                                              5
FINANCIAL STATEMENTS:
  Statement of Net Assets                                                      6
  Statement of Operations                                                     12
  Statements of Changes in Net Assets                                         13
  Financial Highlights                                                        14
  Notes to Financial Statements                                               15
REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM                                                       19
OTHER FUND INFORMATION                                                        20
BOARD OF DIRECTORS AND OFFICERS                                               21

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                     LINCOLN NATIONAL INCOME FUND, INC.
  MANAGEMENT REVIEW                                             January 10, 2005

FUND MANAGER
Ryan K. Brist
Senior Portfolio Manager

Q: HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK INDEX AND FUND PEER GROUP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: Lincoln National Income Fund, Inc. returned +7.86% (shares at net asset value with distributions reinvested) for the year ended December 31, 2004, while its benchmark, the Lehman Brothers U.S. Credit Index, rose +5.24% during the same time period (source: Lipper Inc.).

Q: HOW DID THE OVERALL MARKET FOR FIXED-INCOME INVESTMENTS PERFORM IN 2004?

A: Taken as a whole, 2004 was a solid year for fixed-income investments. During the first half of the year, mixed economic data prompted the fixed-income markets to vacillate between bullishness and bearishness.

Corporate bond spreads, or the yield difference with like-duration Treasuries, were at their widest levels of the year during May. The net impact of this volatility was modest returns for bondholders during the first six months of the fiscal year. From July to year-end, corporate spreads tightened, owing in part to an improving outlook for this asset class. Companies furthered their progress from 2003 in terms of improving fundamentals -including cleaning up their balance sheets and building cash positions. A major technical factor for this market sector was the increased demand for U.S. investment-grade securities, coupled with a decrease in 2004 net supply.

But the biggest story was the rise in rates of two-year Treasuries. From the end of June and throughout the second half of the fiscal year, two-year Treasury rates increased five times in 25 basis-point increments, in line with Federal Reserve increases to the federal funds rate. As a result, the bond market was dominated by a significant flattening of the yield curve during the period from June to December. By December 31, 2004, two-year Treasury yields were up a total of 125 basis points, while the 30-year Treasury bond yield was down 25 basis points. The result was a flattening of the yield curve by 150 basis points for the year - a significant development, in our opinion. 10-year Treasury bond yields experienced only a three basis point decrease between year-ends 2003 and 2004.

Q: DID YOU EMPLOY ANY OTHER MANAGEMENT STRATEGIES OF NOTE DURING THE 12-MONTH PERIOD?

A: Throughout the fiscal year, we employed a barbell strategy to add value as the yield curve flattened. Specifically, we gravitated to the ends of the maturity spectrum as opposed to the middle. In general, the Fund's overweighting in lower-quality issues helped Fund performance. We generally maintained a 45 percent allocation of net assets to BBB-rated issues. BBB-rated bonds represented the best performing high-grade corporate sector by credit quality for the fiscal year, gaining +6.06% versus +5.24% for the collective Lehman Brothers U.S. Credit Index (source: Lipper Inc.).

We also generally kept the portfolio's exposure to high-yield corporate bonds and emerging markets debt (EMD) at 20 percent of the Fund's net assets. Both asset classes, as measured by the Bear Stearns High Yield and JPMorgan EBMI Plus Indexes appreciated roughly 11 percent for 2004 (source: Bloomberg L.P.), thereby aiding Fund performance. Additionally, the Fund's leverage added to its total return during the year.

The general performance of fixed-income asset classes was solid, though not as dynamic as that experienced in 2003. The potential for outperformance in 2004 was not as great, although we sought to position the Fund to take advantage of what opportunities existed during the year, particularly in the sectors generating excess return, as with high-yield corporates and EMD.

Q: WHAT OTHER STRATEGIES, SECTORS, AND SECURITIES WORKED WELL FOR THE FUND?

A: As a bottom-up manager, we rely on our expertise in fundamental research to identify areas of relative value. Based on our appraisal of cheap pricing and attractive total return opportunities, we positioned the portfolio in telecommunications and energy corporate bonds, which enhanced Fund return during the one-year period. In addition, our research turned up some favorable ideas for investment within the pharmaceuticals sector - even though it was not a better-performing sector in 2004.

The Fund's position in Wyeth is a case in point. At the beginning of the fiscal year, Wyeth securities were adversely impacted by impending Fen Phen litigation. Our research indicated that the litigation was manageable, and that the bonds of Wyeth were attractively valued relative to those of other pharmaceutical companies. Also, we believed Wyeth offered more promising drugs in development. Thus, we established a position in the company during the early part of the year, which contributed to the Fund's outperformance for 2004.

Sprint Capital, another strong corporate bond performer for the Fund, presented a different story. Even though Sprint performed well in 2003, we were confident that improvements in company fundamentals would continue in 2004, and we went on to witness continued earnings and balance sheet improvement, which allowed its securities to outperform its sector peers. The Fund was overweighted in Sprint credits for the entire fiscal year.

Q: WHAT POSITIONS WERE LESS SUCCESSFUL FOR THE FUND?

A: In general, the automotive sector came under pressure during the second half of the year, causing it to underperform the market in 2004. Within the portfolio, our holding in General Motors impeded Fund performance for the year.

PERFORMANCE SUMMARY
  LINCOLN NATIONAL INCOME FUND, INC.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates can rise and an investor can lose principal.

FUND BASICS
As of December 31, 2004

FUND OBJECTIVE:
The Fund seeks to provide increasing dollar amounts of income for distribution to its shareholders over the long term.

TOTAL FUND NET ASSETS:
$99.93 million

NUMBER OF HOLDINGS:
252

YOUR FUND MANAGER:
Ryan K. Brist is a graduate of Indiana University. Before joining Delaware Investments in 2000, he served as a senior trader and corporate specialist for Conseco Capital Management's fixed-income group, and as an analyst in oil/gas investment banking for Dean Witter Reynolds in New York. Mr. Brist is a CFA charterholder.

NYSE SYMBOL:
LND

FUND PERFORMANCE
Average Annual Total Returns
Through December 31, 2004                     10 Years  Five Years   One Year
-----------------------------------------     --------  ----------   --------
At Market Price                                 +12.04%     +16.34%     -7.03%
At Net Asset Value                              +10.85%     +12.05%     +7.86%

Returns reflect the reinvestment of all distributions and capital gains tax credits. Distributions are assumed, for this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Fund performance at net asset value reflects reinvestments of distributions at net asset value. Performance does not include any brokerage commissions for purchases made since inception.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or on the sale of Fund shares.

Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value.

PERFORMANCE SUMMARY
  LINCOLN NATIONAL INCOME FUND, INC.

PERFORMANCE OF A $10,000 INVESTMENT
December 31, 1994 to December 31, 2004

GROWTH OF $10,000 PLOT POINTS

                                                                         LINCOLN NATIONAL
LINCOLN NATIONAL INCOME FUND      LEHMAN BROTHERS     LINCOLN NATIONAL      INCOME FUND
FISCAL YEAR ENDED DEC 31, 2004   U.S. CREDIT INDEX   INCOME FUND @ NAV     @ MKT PRICE
------------------------------   -----------------   -----------------   ----------------
12.31.94                         $       10,000.00   $       10,000.00   $      10,000.00
12.31.95                         $       12,225.00   $       12,735.00   $      14,022.63
12.31.96                         $       12,625.00   $       13,418.87   $      14,432.21
12.31.97                         $       13,917.00   $       14,944.59   $      16,902.71
12.31.98                         $       15,110.00   $       16,144.65   $      19,846.64
12.31.99                         $       14,814.00   $       15,865.34   $      14,813.63
12.31.00                         $       16,205.00   $       17,946.88   $      17,930.31
12.31.01                         $       17,890.00   $       19,626.70   $      21,897.67
12.31.02                         $       19,772.00   $       22,203.69   $      25,836.36
12.31.03                         $       21,295.00   $       25,980.54   $      33,965.36
12.31.04                         $       22,411.00   $       28,001.82   $      31,577.60

Chart assumes $10,000 invested on December 31, 1994 and reflects the reinvestment of all distributions and capital gain tax credits at market value. Performance of the Fund and the Lehman Brothers U.S. Credit Index at market value are based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. The Lehman Brothers U.S. Credit Index is an unmanaged index of domestic investment-grade corporate bonds. Performance does not include any brokerage commissions for purchases. You cannot invest directly in an index. Past performance is not a guarantee of future results. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or on the sale of Fund shares.

MARKET PRICE VS. NET ASSET VALUE
December 31, 2003 to December 31, 2004

                         LI - LINCOLN CLOSED END INCOME
                             2004 MONTH END FIGURES

2004                          NAV     MARKET
-----------------------      -----    ------
December, 2003               13.41     14.75
JANUARY                      13.68     14.90
FEBRUARY                     13.86     14.25
MARCH                        14.05     14.90
APRIL                        13.13     12.79
MAY                          12.94     12.73
JUNE                         13.03     12.54
JULY                         12.90     12.84
AUGUST                       13.25     12.85
SEPTEMBER                    13.41     13.07
OCTOBER                      13.35     13.11
NOVEMBER                     13.38     12.86
DECEMBER                     13.37     12.65

Past performance is not a guarantee of future results.

SECTOR ALLOCATION                                        As of December 31, 2004
  LINCOLN NATIONAL INCOME FUND, INC.

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percentage of total net assets and is provided in compliance with such requirement.

                                                                PERCENTAGE
SECTOR                                                         OF NET ASSETS
------------------------------------------------------------   -------------
AGENCY ASSET-BACKED SECURITIES                                          0.32%
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                              1.04%
ASSET-BACKED SECURITIES                                                 4.07%
COLLATERALIZED MORTGAGE OBLIGATIONS                                     0.42%
COMMERCIAL MORTGAGE-BACKED SECURITIES                                   0.51%
CORPORATE BONDS                                                       108.00%
Automobiles & Automotive Parts                                          4.22%
Banking                                                                 7.52%
Building & Materials                                                    0.45%
Cable, Media & Publishing                                               5.77%
Chemicals                                                               1.43%
Computers & Technology                                                  0.42%
Consumer Products                                                       0.84%
Consumer Services                                                       1.27%
Electronics & Electrical Equipment                                      0.62%
Energy                                                                 12.18%
Farming & Agriculture                                                   1.57%
Finance                                                                15.65%
Food, Beverage & Tobacco                                                4.71%
Healthcare & Pharmaceuticals                                            4.35%
Insurance                                                               7.82%
Leisure, Lodging & Entertainment                                        0.76%
Metals & Mining                                                         1.05%
Miscellaneous                                                           0.37%
Packaging & Containers                                                  0.79%
Paper & Forest Products                                                 0.82%
Real Estate                                                             0.37%
Retail                                                                  2.12%
Telecommunications                                                     18.04%
Textiles, Apparel & Furniture                                           0.22%
Transportation & Shipping                                               1.61%
Utilities                                                              13.03%
FOREIGN BONDS                                                           6.37%
Australia                                                               0.65%
Dominican Republic                                                      0.20%
Ecuador                                                                 0.37%
Germany                                                                 1.00%
Poland                                                                  0.72%
Russia                                                                  0.53%
Supranational                                                           1.00%
United Kingdom                                                          1.38%
Venezuela                                                               0.52%
MORTGAGE-BACKED SECURITIES                                              0.23%
MUNICIPAL BONDS                                                         5.26%
SENIOR SECURED LOANS                                                    3.66%
COMMON STOCK                                                            0.01%
LIMITED PARTNERSHIP                                                     0.01%
PREFERRED STOCK                                                         2.27%
PRIVATE PLACEMENT SECURITIES-- DEBT                                     3.18%
PRIVATE PLACEMENT SECURITIES-- EQUITY                                   0.00%
U.S. TREASURY OBLIGATIONS                                               1.78%
WARRANTS                                                                0.00%
TOTAL MARKET VALUE OF SECURITIES                                      137.13%
RECEIVABLES AND OTHER ASSETS                                            2.90%
LIQUIDATION VALUE OF PREFERRED STOCK                                  (40.03)%
TOTAL NET ASSETS                                                      100.00%

STATEMENT                                     Lincoln National Income Fund, Inc.
  OF NET ASSETS**                                              December 31, 2004

                                                           Principal        Market
                                                            Amounts      Value (U.S.$)
                                                         -------------   -------------
AGENCY ASSET-BACKED SECURITIES - 0.32%
  oFannie Mae Grantor Trust
    Series 2004-T4 A3 4.42% 8/25/24             USD            320,000   $     321,929
                                                                         -------------
TOTAL AGENCY ASSET-BACKED SECURITIES
 (cost $319,920)                                                               321,929
                                                                         -------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-1.04%
  Fannie Mae
    4.75% 11/25/30                                             285,000         282,336
    9.00% 3/1/24                                                51,083          54,695
  Freddie Mac
    4.75% 5/15/29                                              165,000         164,218
    6.25% 8/15/27                                              180,234         180,460
    7.80% 9/15/20                                               64,357          64,562
  GNMA 4.486% 10/16/25                                         290,000         293,109
                                                                         -------------
TOTAL AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS (cost $1,036,062)                                               1,039,380
                                                                         -------------
ASSET-BACKED SECURITIES - 4.07%
  Citibank Credit Card Issuance Trust
    Series 2003-A7 A7 4.15% 7/7/17                             285,000         272,472
  #Goldman Sachs Mortgage Securities
    Trust Series 2003-FM1N 144A
    7.50% 3/20/33                                                  626             627
  #GSAA Trust 2004-4N Note 144A
    6.25% 5/25/34                                              188,847         188,670
'd'*#Juniper CBO 1999-1A A1 144A
    6.83% 4/15/11                                              661,615         677,638
  Mid-State Trust
    Series 11 A1 4.864% 7/15/38                                139,036         136,293
    Series 2004-1 A 6.005% 8/15/37                             111,781         113,887
  oPark Place Securities 2004-WWF1 M9
    5.82% 1/25/35                                              685,000         689,223
  oResidential Asset Mortgage Products
    Series 2004-RZ2 AI3 4.30% 1/25/31                          470,000         473,389
'd'*#Sankaty Market Value CDO Series 3
    B1 144A 7.379% 4/30/09                                     290,000         299,541
  Structured Asset Securities 2001-SB1 A2
    3.375% 8/25/31                                             327,255         310,593
  #Sharp Net Interest Margin
    Series 2003-HE1N 144A
    6.90% 11/25/33                                              84,706          84,964
    Series 2004-2N 144A 7.00% 1/25/34                          148,095         148,095
    Series 2004-IM1N N1 144A
    6.85% 3/25/34                                              160,376         160,777
  #Sky Financial Medical Loan
    Securitization 2002-A A2 144A
    6.705% 7/16/18                                             485,000         514,391
                                                                         -------------
TOTAL ASSET-BACKED SECURITIES
 (cost $4,055,365)                                                           4,070,560
                                                                         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.42%
  oMaster Adjustable Rate Mortgage
    Trust 2004-10 2A2 5.047% 10/25/34                          413,964         420,819
                                                                         -------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (cost $418,750)                                                               420,819
                                                                         -------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.51%
 #Global Signal Trust 2004-2A A 144A
    4.232% 12/15/14                             USD            320,000         318,050
 #Merrill Lynch Mortgage Trust
    2002-MW1 J 144A 5.695% 7/12/34                             195,000         190,382
                                                                         -------------
TOTAL COMMERCIAL MORTGAGE-BACKED
  Securities (cost $471,996)                                                   508,432
                                                                         -------------
CORPORATE BONDS - 108.00%
Automobiles & Automotive Parts - 4.22%
  Ford Motor 7.45% 7/16/31                                   2,105,000       2,123,198
  General Motors 8.375% 7/15/33                              2,020,000       2,098,683
                                                                         -------------
                                                                             4,221,881
                                                                         -------------


Banking - 7.52%
  #Banco Santander 144A
    5.375% 12/9/14                                             430,000         438,198
  Bank of America 4.375% 12/1/10                               500,000         502,136
  Deutsche Bank Financial 5.375% 3/2/15                        355,000         368,013
  HSBC Bank USA 3.875% 9/15/09                                 430,000         426,704
 #Mizuho Finance Group 144A
    5.79% 4/15/14                                              635,000         668,202
  Oesterreichesche Kontrollbank
    1.80% 3/22/10                               JPY         66,000,000         683,701
  Popular North America 4.25% 4/1/08            USD            370,000         373,772
  Popular North America Capital Trust
    6.564% 9/15/34                                             485,000         512,256
o#Rabobank Capital Funding II 144A
    5.26% 12/29/49                                             680,000         693,125
 oRBS Capital Trust I 4.709% 12/29/49                          545,000         531,853
o#Skandinaviska Enskilda 144A
    8.125% 9/29/49                                             285,000         305,745
 #TuranAlem Finance 144A
    7.875% 6/2/10                                              640,000         643,200
o#United Overseas Bank 144A
    5.375% 9/3/19                                              545,000         553,911
 oWells Fargo 2.609% 9/28/07                                   280,000         280,270
  Wilmington Trust 4.875% 4/15/13                              535,000         529,581
                                                                         -------------
                                                                             7,510,667
                                                                         -------------
  Building & Materials - 0.45%
 #Lone Star Industries 144A
    8.85% 6/15/05                                              380,000         387,488
  York International 6.625% 8/15/06                             60,000          62,618
                                                                         -------------
                                                                               450,106
                                                                         -------------
Cable, Media & Publishing - 5.77%
  Continental Cablevision 9.50% 8/1/13                         500,000         541,392
 #Cox Communications 144A
    4.625% 1/15/10                                             560,000         559,329
  CSC Holdings 10.50% 5/15/16                                  175,000         199,500
  InterActiveCorp 7.00% 1/15/13                                690,000         762,298
  Liberty Media
    3.50% 9/25/06                                              330,000         328,302
   o3.99% 9/17/06                                              425,000         430,317
    8.25% 2/1/30                                               800,000         912,234
  Rogers Cablesystems 10.00% 3/15/05                           620,000         631,625
  Time Warner 8.18% 8/15/07                                    630,000         700,077
  Time Warner Entertainment
    8.375% 3/15/23                                             555,000         697,593
                                                                         -------------
                                                                             5,762,667
                                                                         -------------

STATEMENT                                     LINCOLN NATIONAL INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                           Principal        Market
                                                            Amounts      Value (U.S.$)
                                                         -------------   -------------
CORPORATE BONDS (continued)
Chemicals - 1.43%
  Lubrizol 4.625% 10/1/09                       USD            800,000   $     799,607
  Witco
    6.875% 2/1/26                                              235,000         215,025
    7.75% 4/1/23                                               425,000         416,500
                                                                         -------------
                                                                             1,431,132
                                                                         -------------
Computers & Technology - 0.42%
  Computer Sciences 3.50% 4/15/08                              425,000         421,699
                                                                         -------------
                                                                               421,699
                                                                         -------------
Consumer Products - 0.84%
 #Johnson (SC) & Son 144A 5.75% 2/15/33                        825,000         835,912
                                                                         -------------
                                                                               835,912
                                                                         -------------
Consumer Services - 1.27%
 #Erac USA Finance 144A 7.35% 6/15/08                          815,000         901,046
  PHH 7.125% 3/1/13                                            330,000         369,616
                                                                         -------------
                                                                             1,270,662
                                                                         -------------
Electronics & Electrical Equipment - 0.62%
  Jabil Circuit 5.875% 7/15/10                                 590,000         621,778
                                                                         -------------
                                                                               621,778
                                                                         -------------
Energy - 12.18%
  Duke Capital
    4.331% 11/16/06                                            450,000         455,849
    5.668% 8/15/14                                             675,000         697,787
  EnCana 6.50% 8/15/34                                       1,090,000       1,200,734
 #Enterprise Products Operating 144A
    4.00% 10/15/07                                             330,000         329,409
    4.625% 10/15/09                                            275,000         274,861
  Halliburton 5.50% 10/15/10                                 1,575,000       1,660,961
  Naftogaz Ukrainy 8.125% 9/30/09                              600,000         612,780
  Northern Border Pipeline 6.25% 5/1/07                        490,000         517,672
  Pemex Project Funding Master Trust
    6.125% 8/15/08                                             725,000         770,313
  Petroleum Geo-Services 8.00% 11/5/06                         455,000         465,238
  SEACOR Holdings 7.20% 9/15/09                                400,000         430,904
o#Secunda International 144A
    9.76% 9/1/12                                               360,000         354,600
  Sibneft 10.75% 1/15/09                                       700,000         749,000
  Tesoro 8.00% 4/15/08                                         960,000       1,048,800
  Texas Eastern Transmission
    5.25% 7/15/07                                              315,000         325,999
  Tyumen Oil 11.00% 11/6/07                                    230,000         262,200
  Union Pacific Resources 7.15% 5/15/28                        400,000         470,004
  Valero Energy 6.125% 4/15/07                                 305,000         321,603
  Valero Logistics Operations
    6.05% 3/15/13                                              880,000         930,803
  Western Oil Sands 8.375% 5/1/12                              245,000         287,569
                                                                         -------------
                                                                            12,167,086
                                                                         -------------
Farming & Agriculture - 1.57%
  Altria Group 7.65% 7/1/08                                    565,000         621,941
  UST 6.625% 7/15/12                                           850,000         950,540
                                                                         -------------
                                                                             1,572,481
                                                                         -------------
Finance - 15.65%
 #Amvescap PLC 144A 4.50% 12/15/09                           1,155,000       1,155,042
'd'*o#Ares Leveraged Investment Fund 144A
    6.80% 10/31/05                                             530,000         530,000
  Bear Stearns 4.65% 7/2/18                                    795,000         748,196
o#Bombardier Capital 144A
    4.458% 5/30/13                              USD            510,000         508,988
 #Canadian Oil Sands 144A
    4.80% 8/10/09                                              165,000         166,673
  Capital One Bank 5.75% 9/15/10                               540,000         573,531
  Citigroup 5.875% 2/22/33                                     330,000         335,923
  Credit Suisse First Boston USA
    6.125% 11/15/11                                            695,000         758,948
'd'*oEvergreen Funding 2.902% 11/15/10                         310,768         302,999
 #Farmers Exchange Capital 144A
    7.05% 7/15/28                                              540,000         554,714
  Ford Motor Credit
    5.625% 10/1/08                                             465,000         475,705
    5.70% 1/15/10                                              410,000         414,180
    7.00% 10/1/13                                              320,000         339,798
  GMAC
    6.125% 8/28/07                                             675,000         695,418
    6.75% 12/1/14                                              915,000         917,889
    7.75% 1/19/10                                              455,000         488,868
  Goldman Sachs Group
    6.125% 2/15/33                                             795,000         828,718
    6.345% 2/15/34                                           1,760,000       1,838,896
 #Mantis Reef 144A 4.799% 11/3/09                              565,000         564,410
  MBNA 5.00% 6/15/15                                           495,000         487,279
  Merrill Lynch 5.00% 1/15/15                                  280,000         279,447
 #Merrill Lynch Series 1998 Pilgrim 2 144A
    6.623% 9/23/09                                             337,965         351,090
  Morgan Stanley
   o2.51% 11/24/06                                             210,000         210,257
    4.75% 4/1/14                                               425,000         414,888
    5.30% 3/1/13                                               275,000         283,642
  National Rural Utilities Cooperative
    Finance 3.875% 2/15/08                                     805,000         808,797
 o#Twin Reefs Pass-Through Trust 144A
    3.37% 12/31/49                                             600,000         603,414
                                                                         -------------
                                                                            15,637,710
                                                                         -------------

Food, Beverage & Tobacco - 4.71%
  Delhaize America 9.00% 4/15/31                               255,000         331,193
  Great Atlantic & Pacific Tea
    7.75% 4/15/07                                              565,000         562,175
  Kraft Foods
    4.125% 11/12/09                                            580,000         577,454
    5.25% 10/1/13                                              845,000         870,897
    5.625% 11/1/11                                             385,000         408,270
 #Miller Brewing 144A
    4.25% 8/15/08                                              650,000         656,454
    5.50% 8/15/13                                              640,000         670,104
  Safeway 6.15% 3/1/06                                         350,000         361,112
  Universal 6.50% 2/15/06                                      260,000         268,574
                                                                         -------------
                                                                             4,706,233
                                                                         -------------
Healthcare & Pharmaceuticals - 4.35%
 #Amgen 144A 4.00% 11/18/09                                    150,000         149,699
  Boston Scientific 5.45% 6/15/14                              395,000         411,101
  Caremark Rx 7.375% 10/1/06                                   195,000         206,700
  HCA 5.50% 12/1/09                                            300,000         300,417
  Medco Health Solutions 7.25% 8/15/13                       1,300,000       1,456,610
  Merck 5.95% 12/1/28                                          660,000         685,307
  Schering-Plough 5.55% 12/1/13                                225,000         235,574

STATEMENT                                     LINCOLN NATIONAL INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                           Principal        Market
                                                            Amounts      Value (U.S.$)
                                                         -------------   -------------
CORPORATE BONDS (continued)
Healthcare & Pharmaceuticals (continued)
 #Wellpoint 144A
    3.75% 12/14/07                              USD            490,000   $     490,081
    4.25% 12/15/09                                             170,000         170,107
  Wyeth 5.50% 2/1/14                                           235,000         243,561
                                                                         -------------
                                                                             4,349,157
                                                                         -------------
Insurance - 7.82%
 #Berkshire Hathaway Finance 144A
    3.40% 7/2/07                                               680,000         678,794
 #Farmers Insurance Exchange 144A
    6.00% 8/1/14                                                10,000          10,160
    8.625% 5/1/24                                            1,135,000       1,342,192
 #Liberty Mutual 144A 5.75% 3/15/14                            620,000         610,610
  Marsh & McLennan 5.375% 3/15/07                              950,000         969,497
o#Nationwide Mutual 144A 5.81% 12/15/24                      1,650,000       1,682,869
 #Nationwide Mutual Insurance 144A
    7.875% 4/1/33                                              450,000         537,813
o#Oil Insurance 144A 5.15% 8/15/33                           1,345,000       1,358,945
  Prudential Financial 4.104% 11/15/06                         620,000         627,070
                                                                         -------------
                                                                             7,817,950
                                                                         -------------
Leisure, Lodging & Entertainment - 0.76%
  Boyd Gaming 9.25% 8/1/09                                     140,000         151,200
  Hilton Hotels 7.625% 5/15/08                                 545,000         604,050
                                                                         -------------
                                                                               755,250
                                                                         -------------
Metals & Mining - 1.05%
  Newmont Gold 8.91% 1/5/09                                    220,396         236,429
  Severstal 9.25% 4/19/14                                      372,000         373,786
 #Vedanta Resources 144A
    6.625% 2/22/10                                             430,000         435,685
                                                                         -------------
                                                                             1,045,900
                                                                         -------------
Miscellaneous - 0.37%
  Corrections Corporation of America
    7.50% 5/1/11                                                345,000        370,444
                                                                         -------------
                                                                               370,444
                                                                         -------------
Packaging & Containers - 0.79%
 #Sealed Air 144A
    5.375% 4/15/08                                             430,000         447,110
    5.625% 7/15/13                                             330,000         341,967
                                                                         -------------
                                                                               789,077
                                                                         -------------
Paper & Forest Products - 0.82%
  Abitibi-Consolidated 6.95% 12/15/06                          785,000         818,363
                                                                         -------------
                                                                               818,363
                                                                         -------------
Real Estate - 0.37%
  Developers Diversified Realty
    4.625% 8/1/10                                              375,000         372,603
                                                                         -------------
                                                                               372,603
                                                                         -------------
Retail - 2.12%
  CVS 4.00% 9/15/09                                            340,000         338,761
  Michaels Stores 9.25% 7/1/09                                 270,000         290,674
  Office Depot 6.25% 8/15/13                                   685,000         732,154
  Wendy's International
    6.25% 11/15/11                                             630,000         692,173
    6.35% 12/15/05                                              60,000          61,542
                                                                         -------------
                                                                             2,115,304
                                                                         -------------
Telecommunications - 18.04%
 #America Movil 144A 5.75% 1/15/15              USD            615,000         615,135
  AT&T
    9.05% 11/15/11                                             285,000         329,531
    9.75% 11/15/31                                           1,255,000       1,504,431
  AT&T Wireless Services 8.75% 3/1/31                        1,055,000       1,426,811
  BellSouth
    4.20% 9/15/09                                              655,000         657,405
    4.75% 11/15/12                                             615,000         619,783
  Citizens Communications
    7.625% 8/15/08                                             650,000         715,000
    9.25% 5/15/11                                              385,000         452,375
  France Telecom 9.25% 3/1/31                                  560,000         761,376
  GTE Hawaiian Telephone 7.375% 9/1/06                         380,000         395,551
  Intelsat 6.50% 11/1/13                                       770,000         701,839
  MCI
    6.908% 5/1/07                                              590,000         605,488
    7.688% 5/1/09                                              165,000         171,188
  Motorola
    4.608% 11/16/07                                            800,000         816,336
    7.625% 11/15/10                                            745,000         865,213
 #Qwest 144A 7.875% 9/1/11                                     940,000       1,024,600
  SBC Communications
    4.125% 9/15/09                                             800,000         799,385
    5.10% 9/15/14                                            1,135,000       1,147,726
    6.15% 9/15/34                                              980,000       1,012,774
  Sprint Capital
    4.78% 8/17/06                                              250,000         254,891
    6.375% 5/1/09                                              400,000         434,823
    8.375% 3/15/12                                             400,000         487,939
    8.75% 3/15/32                                            1,225,000       1,637,101
 #Telecom Italia Capital 144A 4.00% 1/15/10                    235,000         230,674
  Telefonica Europe 7.35% 9/15/05                              345,000         355,269
                                                                         -------------
                                                                            18,022,644
                                                                         -------------

  Textiles, Apparel & Furniture - 0.22%
 #Jones Apparel 144A 4.25% 11/15/09                            220,000         219,467
                                                                         -------------
                                                                               219,467
                                                                         -------------
  Transportation & Shipping - 1.61%
  American Airlines 6.817% 5/23/11                             505,000         477,041
  Continental Airlines
    6.503% 6/15/11                                             470,000         461,051
    7.033% 6/15/11                                             283,968         233,726
  Delta Air Lines 7.299% 9/18/06                                 4,000           3,129
 #Delta Air Lines 144A 9.50% 11/18/08                           61,000          56,883
++United Airlines 8.70% 10/7/08                                674,207         373,531
                                                                         -------------
                                                                             1,605,361
                                                                         -------------
Utilities - 13.03%
  Atmos Energy
    4.00% 10/15/09                                             360,000         356,249
    5.125% 1/15/13                                             320,000         326,600
  Avista
    5.45% 12/1/19                                              410,000         409,480
    7.75% 1/1/07                                             1,125,000       1,207,802
    9.75% 6/1/08                                               500,000         582,230
 oAvista Capital Trust II 6.50% 4/1/34                         575,000         587,938
  BVPS II Funding 8.33% 12/1/07                                734,000         807,253
  Dominion Resources 7.195% 9/15/14                            410,000         474,605
  FPL Group Capital 4.086% 2/16/07                             520,000         525,774

STATEMENT                                     LINCOLN NATIONAL INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                           Principal        Market
                                                            Amounts      Value (U.S.$)
                                                         -------------   -------------
CORPORATE BONDS (continued)
Utilities (continued)
 #Power Contract Financing 144A
    5.20% 2/1/06                                USD            545,292   $     550,500
    6.256% 2/1/10                                              505,000         529,111
  PSEG Energy Holdings 7.75% 4/16/07                           950,000       1,009,375
  Pacificorp
    7.00% 7/15/09                                              500,000         558,658
    8.29% 12/30/11                                           1,000,000       1,212,636
  Southern California Edison
    6.00% 1/15/34                                              735,000         783,632
  TECO Energy 7.20% 5/1/11                                     785,000         863,500
  TNP Enterprises 10.25% 4/1/10                                470,000         504,075
 #TXU 144A 4.80% 11/15/09                                    1,160,000       1,163,325
  TXU Energy 7.00% 3/15/13                                     510,000         570,495
                                                                         -------------
                                                                            13,023,238
                                                                         -------------
TOTAL CORPORATE BONDS (cost $104,136,960)                                  107,914,772
                                                                         -------------
FOREIGN BONDS - 6.37%
Australia - 0.65%
  Queensland Treasury
    6.00% 6/14/11                               AUD            805,000         650,393
                                                                         -------------
                                                                               650,393
                                                                         -------------
Dominican Republic - 0.20%
 oDominican Republic
    3.50% 8/30/24                               USD            250,000         202,813
                                                                         -------------
                                                                               202,813
                                                                         -------------
Ecuador - 0.37%
 oRepublic of Ecuador
    8.00% 8/15/30                               USD            420,000         363,825
                                                                         -------------
                                                                               363,825
                                                                         -------------
Germany - 1.00%
  Deutsche Bundesrepublik
    5.00% 7/4/11                                EUR            670,000       1,001,039
                                                                         -------------
                                                                             1,001,039
                                                                         -------------
Poland - 0.72%
  Poland Government
    6.00% 5/24/09                               PLZ          2,160,000         718,319
                                                                         -------------
                                                                               718,319
                                                                         -------------
Russia - 0.53%
'd'u#Russian Paris Club Participation
    Note 144A 2.125% 8/20/20                    JPY         59,240,973         530,955
                                                                         -------------
                                                                               530,955
                                                                         -------------
Supranational - 1.00%
 #Central American Bank for Economic
  Integration 144A 6.75% 4/15/13                USD            425,000         470,468
  Inter-American Development Bank
    1.90% 7/8/09                                JPY         12,000,000         124,503
  International Finance
    6.75% 7/15/09                               NZD            545,000         402,233
                                                                         -------------
                                                                               997,204
                                                                         -------------
United Kingdom - 1.38%
  U.K. Treasury
    4.00% 3/7/09                                GBP            370,000         697,461
    8.00% 9/27/13                               GBP            285,000         683,009
                                                                         -------------
                                                                             1,380,470
                                                                         -------------

Venezuela - 0.52%
  Venezuela Government International
    9.375% 1/13/34                              USD            490,000         519,645
                                                                         -------------
                                                                               519,645
                                                                         -------------
TOTAL FOREIGN BONDS (cost $5,947,671)                                        6,364,663
                                                                         -------------
MORTGAGE-BACKED SECURITY - 0.23%
  Fannie Mae S.F. 30 yr 7.00% 12/1/13                          221,221         234,978
                                                                         -------------
TOTAL MORTGAGE-BACKED SECURITY
 (cost $234,425)                                                               234,978
                                                                         -------------

MUNICIPAL BONDS - 5.26%
  California State 5.00% 2/1/33                                410,000         416,130
  Colorado Department of Transportation
    Revenue 5.00% 12/15/13 (FGIC)                              810,000         903,231
  Fulton County, Georgia Water & Sewer
    Revenue 5.25% 1/1/35 (FGIC)                                370,000         392,374
  Golden State, California Tobacco
    Securitization Corporation
    Settlement Revenue 5.625% 6/1/38                           310,000         329,177
  Illinois State Taxable Pension
    5.10% 6/1/33                                               600,000         580,572
  New York State Sales Tax
    Asset Receivables
    5.25% 10/15/27 (AMBAC)                                     345,000         371,368
  New York State Urban Development
    Corporate 5.25% 3/15/34 (FGIC)                             485,000         514,803
  Oregon State Taxable Pension
    5.892% 6/1/27                                              695,000         750,954
  Puerto Rico Public Buildings Authority
    Revenue (Government Facilities)
    Series I 5.25% 7/1/33                                      560,000         586,443
  West Virginia Economic
    Development Authority
    5.37% 7/1/20 (MBIA)                                        115,000         118,125
    6.07% 7/1/26                                               275,000         291,717
                                                                         -------------
TOTAL MUNICIPAL BONDS (cost $5,106,220)                                      5,254,894
                                                                         -------------
NSENIOR SECURED LOANS - 3.66%
  CenterPoint Energy Bank Loan
    7.39% 11/12/05                                           1,000,000       1,070,000
  Qwest Communications Bank Loan
    Tranch A 12.75% 6/30/07                                  1,250,000       1,304,688
    Tranch B 6.95% 6/30/10                                   1,250,000       1,281,250
                                                                         -------------
TOTAL SENIOR SECURED LOANS
 (cost $3,524,350)                                                           3,655,938
                                                                         -------------

                                                           Number of
                                                             Shares
                                                         -------------
COMMON STOCK - 0.01%
  Masco                                                            329          12,018
                                                                         -------------
TOTAL COMMON STOCK (cost $0)                                                    12,018
                                                                         -------------

LIMITED PARTNERSHIP - 0.01%
'd'*#KBSI Partnership                                                1           9,858
                                                                         -------------
Total Limited Partnership (cost $0)                                              9,858
                                                                         -------------

STATEMENT                                     LINCOLN NATIONAL INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

                                                           Number of         Market
                                                             Shares      Value (U.S.$)
                                                         -------------   -------------
PREFERRED STOCK - 2.27%
 #Centaur Funding 144A 9.08%                                     1,240   $   1,636,413
  Nexen 7.35%                                                   23,565         634,605
                                                                         -------------
TOTAL PREFERRED STOCK (cost $1,770,823)                                      2,271,018
                                                                         -------------

                                                           Principal
                                                            Amounts
                                                         -------------
*PRIVATE PLACEMENT SECURITIES - DEBT - 3.18%
'd'*#Anglo Irish Bank Series A 144A
    9.10% 9/30/06                               USD          1,000,000       1,086,760
'd'*++Continental Auto Receivables
    Series A 12.00% 4/30/05                                    500,000          40,000
'd'*Dairy Farmers of America Preferred
    Capital Trust 7.38% 10/2/12                                500,000         552,114
'd'*#Deloitte & Touche Series B 144A
    7.41% 10/1/11                                              636,627         685,137
'd'*#New Boston Garden 144A
    8.45% 9/22/15                                              750,617         810,666
'd'*++Zelenka Evergreen 13.75% 5/4/07                          582,184              --
                                                                         -------------
TOTAL PRIVATE PLACEMENT
  SECURITIES - DEBT (cost $3,887,165)                                        3,174,677
                                                                         -------------

                                                           Number of
                                                             Shares
                                                         -------------
*Private Placement Securities - Equity- 0.00%
'd'*+CIC Acquisition (Conso International)                         368              --
'd'*+CIC Acquisition (Conso International)
    Warrants for Preferred Stock, exercise
    price $0.01, expiration date 3/1/10                            347              --
'd'*+CIC Acquisition (Conso International)
    Warrants for Preferred Stock
    (Clawback Provision), exercise
    price $0.01, expiration date 3/1/10                            437              --
'd'*+Continental Auto Receivables, exercise
    price $100, expiration date 7/21/06                          9,506              --
'd'*Franklin Nursery Investors                                 120,746           1,207
'd'*Franklin Nursery Warrants                                       21              --
'd'*+WPM Holdings, exercise price $0.02,
    expiration date 3/31/10                                        201              --
                                                                         -------------
TOTAL PRIVATE PLACEMENT SECURITIES - EQUITY
 (cost $260,567)                                                                 1,207
                                                                         -------------

                                                           Principal        Market
                                                            Amounts      Value (U.S.$)
                                                         -------------   -------------
U.S. TREASURY OBLIGATIONS - 1.78%
3U.S. Treasury Bond 5.25% 11/15/28              USD            400,000   $     419,375
U.S. Treasury Notes
    2.50% 10/31/06                                             270,000         267,564
    4.25% 11/15/14                                           1,085,000       1,088,179
                                                                         -------------
TOTAL U.S. TREASURY OBLIGATIONS
 (cost $1,781,110)                                                           1,775,118
                                                                         -------------

                                                           Number of
                                                             Shares
                                                         -------------
WARRANT - 0.00%
+#Solutia 144A, exercise price $7.59,
    expiration date 7/15/09                                        975              10
                                                                         -------------
TOTAL WARRANT (cost $82,941)                                                        10
                                                                         -------------
TOTAL MARKET VALUE OF SECURITIES - 137.13%
 (cost $133,034,325)                                                       137,030,271
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 2.90%                                                     2,895,160
LIQUIDATION VALUE OF PREFERRED
  STOCK - (40.03%)                                                         (40,000,000)
                                                                         -------------
NET ASSETS APPLICABLE TO 7,476,103 COMMON
  SHARES ($1.00 PAR VALUE) OUTSTANDING
  EQUIVALENT TO $13.37 PER SHARE - 100.00%                               $  99,925,431
                                                                         -------------
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2004:
Paid in capital                                                          $  95,261,822
Undistributed net investment income                                             46,622
Accumulated net realized gain on investments                                   782,112
Net unrealized appreciation of investments
  and foreign currencies                                                     3,834,875
                                                                         -------------
Total net assets                                                         $  99,925,431
                                                                         =============

STATEMENT                                     LINCOLN NATIONAL INCOME FUND, INC.
  OF NET ASSETS (CONTINUED)

   #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note H in "Notes to Financial Statements."

   sPrincipal amount shown is stated in the currency in which each bond is denominated.

AUD - Australian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
NZD - New Zealand Dollar
PLZ - Polish Zloty
USD - U.S. Dollar

   *Security is being fair valued in accordance with the Fund's fair valuation policy. See Note A in "Notes to Financial Statements."

  **Securities have been classified by type of business. Classification by country of origin has been presented in Note N in "Notes to Financial Statements".

   +Non-income producing security for the year ended December 31, 2004.

  ++Non-income producing security. Security is currently in default.
   oVariable rate notes. The interest rate shown is the rate as of December 31, 2004.

   nSenior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (`LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

   3Fully or partially pledged as collateral for financial futures contracts.

   uPass Through Agreement-Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

 'd'Illiquid Securities. See Note H in "Notes to Financial Statements". At
    December 31, 2004, nineteen securities were deemed illiquid which represented 5.53% of the Fund's net assets.

AMBAC - Insured by the AMBAC Assurance Corporation
CBO   - Collateralized Bond Obligation
CDO   - Collateralized Debt Obligation
FGIC  - Insured by the Financial Guaranty Insurance Company
MBIA  - Insured by the Municipal Bond Insurance Association
S.F.  - Single Family
yr    - Year

FORWARD FOREIGN CURRENCY CONTRACTS(A)
The following forward foreign currency contracts were outstanding at December 31, 2004:

                               Contract
Contracts to                 In Exchange      Value at        Settlement      Unrealized
Deliver                       for US $      12/31/04 US $        Date        Depreciation
-------------------------   -------------   -------------   -------------   -------------
(865,000) AUD                     668,645         675,167         2/22/05   $      (6,522)
(725,000) GBP                   1,384,098       1,387,130         2/22/05          (3,032)
(2,195,000) PLZ                   663,804         728,411         2/22/05         (64,607)
                                                                            -------------
                                                                            $     (74,161)
                                                                            -------------

FUTURES CONTRACTS(B)
The following futures contracts were open at December 31, 2004:

Contracts                     Notional         Notional       Expiration      Unrealized
to Sell                       Proceeds          Value            Date        Depreciation
-------------------------   -------------   -------------   -------------   -------------
(80) U.S. 5 year
  Treasury Bond Contracts   $  (8,759,720)  $  (8,762,500)     March 2005   $     (2,780)
(321) U.S. 10 year
  Treasury Bond Contracts     (35,807,931)    (35,931,938)     March 2005        (124,007)
                                                                            -------------
                                                                            $    (126,787)
                                                                            -------------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(a) See Note I in "Notes to Financial Statements."
(b) See Note J in "Notes to Financial Statements."

See accompanying notes.

STATEMENT                                     LINCOLN NATIONAL INCOME FUND, INC.
  OF OPERATIONS                                     Year Ended December 31, 2004

INVESTMENT INCOME:
  Dividends                                                $   206,779
  Interest                                                   8,089,025    $ 8,295,804
                                                           -----------    -----------
EXPENSES:
  Management fees                                            1,181,248
  Directors fees                                               118,201
  Legal fees                                                   114,585
  Remarketing Agent fees                                       105,801
  Dividend disbursing and transfer agent fees and expenses      48,200
  Audit and related fees                                        42,299
  Reports and statements to shareholders                        40,601
  Custodian fees                                                31,317
  NYSE listing fees                                             25,247
  Leverage fees                                                 15,000
  Proxy fees                                                    10,500
  Pricing fees                                                   6,216
  Other                                                          9,849      1,749,064
                                                           -----------    -----------
  Less expense paid indirectly                                                   (226)
                                                                          -----------
  Total expenses                                                            1,748,838
                                                                          -----------
NET INVESTMENT INCOME                                                       6,546,966
                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                             2,468,186
    Futures contracts                                                        (887,168)
    Foreign currencies                                                          6,147
                                                                          -----------
  Net realized gain                                                          1,587,165
  Net change in unrealized appreciation/depreciation of investments
  and foreign currencies                                                      (99,177)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES      1,487,988

DIVIDENDS ON PREFERRED STOCK                                                 (617,436)
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 7,417,518
                                                                          -----------

See accompanying notes

STATEMENTS                                    LINCOLN NATIONAL INCOME FUND, INC.
  OF CHANGES IN NET ASSETS

                                                                    Year Ended
                                                           ----------------------------
                                                             12/31/04        12/31/03
                                                           ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                    $  6,546,966    $  7,637,426
  Net realized gain on investments and foreign currencies     1,587,165       7,896,071
  Net change in unrealized appreciation/depreciation of
    investments and foreign currencies(99,177)607,952
  Dividends on preferred stock                                 (617,436)       (491,365)
                                                           ------------    ------------
  Net increase in net assets resulting from operations        7,417,518      15,650,084
                                                           ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  Net investment income                                      (6,487,906)     (7,711,674)
  Net realized gain on investments                           (1,316,370)     (4,914,480)
                                                           ------------    ------------
                                                             (7,804,276)    (12,626,154)
                                                           ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds for shares issued under dividend reinvestment
    plan                                                      2,226,471       1,714,114
                                                           ------------    ------------
Net increase in net assets resulting from capital share
  transactions                                                2,226,471       1,714,114
                                                           ------------    ------------
NET INCREASE IN NET ASSETS                                    1,839,713       4,738,044

NET ASSETS:
  Beginning of year                                          98,085,718      93,347,674
                                                           ------------    ------------
  End of year (including undistributed net investment
    income of $46,622 and $206,163, respectively)          $ 99,925,431    $ 98,085,718
                                                           ============    ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     LINCOLN NATIONAL INCOME FUND, INC.
                                                                                 Year Ended
                                             ---------------------------------------------------------------------------------
                                                12/31/04         12/31/03       12/31/02(6)     12/31/01(2,6)     12/31/00(6)
                                             -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD         $      13.410    $      12.990    $      12.580    $      12.770    $      12.170
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                             0.878            1.054            1.230            1.320            1.290
Net realized and unrealized gain (loss) on
investments and foreign currencies                   0.213            1.165            0.450            0.070            0.620
Dividends on preferred stock from:
  Net investment income                             (0.081)          (0.064)          (0.100)          (0.230)          (0.360)
  Net realized gain on investments                  (0.002)          (0.004)              --               --               --
                                             -------------    -------------    -------------    -------------    -------------
Total dividends on preferred stock                  (0.083)          (0.068)          (0.100)          (0.230)          (0.360)
                                             -------------    -------------    -------------    -------------    -------------
Total from investment operations                     1.008            2.151            1.580            1.160            1.550
                                             -------------    -------------    -------------    -------------    -------------
LESS DIVIDENDS AND DISTRIBUTIONS COMMON
 SHAREHOLDERS FROM:
Net investment income                               (0.871)          (1.061)          (1.170)          (1.080)          (0.910)
Net realized gain on investments                    (0.177)          (0.670)              --           (0.270)          (0.040)
                                             -------------    -------------    -------------    -------------    -------------
Total dividends and distributions                   (1.048)          (1.731)          (1.170)          (1.350)          (0.950)
                                             -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF PERIOD               $      13.370    $      13.410    $      12.990    $      12.580    $      12.770
                                             =============    =============    =============    =============    =============
Per Share Market Value, End of Period        $      12.650    $      14.750    $       12.580   $      12.770    $      12.170
Total Investment Return Based on Market
 Value                                               (7.03)%          31.46%           17.99%           22.13%           21.04%

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares,
 end of period (000 omitted)                 $      99,925    $      98,086    $      93,348    $      89,507    $      90,828
Ratio of expenses to average net assets
 applicable to common shares(3)                       1.76%            1.64%            1.77%            1.65%            1.68%
Ratio of expenses to adjusted average net
 assets5                                              1.25%            1.17%            1.23%            1.16%            1.17%
Ratio of net investment income to average
 net assets applicable to
common shares(3)                                      6.57%            7.64%            9.63%           10.01%           10.27%
Ratio of net investment income to adjusted
 average net assets(5)                                4.69%            5.46%            6.69%            7.05%            7.14%
Portfolio turnover                                     262%             562%             732%             775%              95%

LEVERAGE ANALYSIS
Value of preferred shares outstanding
 (000 omitted)                               $      40,000    $      40,000    $      40,000    $      40,000    $      40,000
Net asset coverage per share of preferred
 shares, end of period                       $       3,498    $       3,452    $       3,334    $       3,238    $       3,271
Liquidation value per share of preferred
 shares4                                     $       1,000    $       1,000    $       1,000    $       1,000    $       1,000

(1) The average shares outstanding method has been applied for per share information.
(2) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended December 31, 2002 had no material impact on per share ratios and supplemental data.
(3) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4) Excluding any accumulated but unpaid dividends.
(5) Adjusted average net assets does not reflect the liability related to preferred stock.
(6) Information has been audited by the Fund's predecessor auditors.

See accompanying notes

NOTES                                         LINCOLN NATIONAL INCOME FUND, INC.
  TO FINANCIAL STATEMENTS                                      December 31, 2004

Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

NOTE A -- SUMMARY OF ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade, then the mean between the bid and the asked prices will normally be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closure, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's securities valuation committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt).

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 2004, the Fund held $4,995,920 in fair valued securities, representing 5.00% of net assets of the Fund.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.

Distributions to common shareholders are declared and paid quarterly. Distributions to preferred shareholders are accrued daily and generally are paid every 28 days.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2004 were approximately $226. The expense paid under this agreement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly".

NOTES                                         LINCOLN NATIONAL INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B -- RESTRICTED SECURITIES
Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

Restricted securities held by the Fund are as follows:

                                                                   Date of
                                                                   Purchase        Share         Cost        Fair Value
                                                                  -----------   -----------   -----------   -----------
LIMITED PARTNERSHIP
KBSI                                                                  1/10/98             1             -   $     9,858
                                                                                              -----------   -----------
                                                                                                       --   $     9,858
                                                                                              -----------   -----------
PRIVATE PLACEMENTS

                                                                    Date of
                                                                   Purchase         Par          Cost        Fair Value
                                                                  -----------   -----------   -----------   -----------
PRIVATE PLACEMENT SECURITIES - DEBT
Anglo Irish Bank 9.10%, 9/30/06                                       9/30/94   $ 1,000,000   $ 1,000,000   $ 1,086,760
Continental Auto Receivables Series A 12.00%, 4/30/05                 7/29/99       500,000       482,055        40,000
Dairy Farmers of America Preferred Capital Trust 7.38%, 10/2/12       10/2/98       500,000       500,000       552,114
Deloitte & Touche LLP 7.41%, 10/1/11                                  9/25/96       636,627       636,627       685,137
New Boston Garden Corporation 8.45%, 9/22/15                          9/22/95       750,617       750,617       810,666
Zelenka Evergreen 13.75%, 5/4/07                                       5/4/00       582,184       512,274            --
                                                                                              -----------   -----------
Total Private Placement - Debt                                                                $ 3,881,573   $ 3,174,677
                                                                                              -----------   -----------

                                                                   Date of
                                                                   Purchase        Share         Cost        Fair Value
                                                                  -----------   -----------   -----------   -----------
PRIVATE PLACEMENT SECURITIES - EQUITY
CIC Acquisition (Conso International)                                  3/6/00           368   $        --   $        --
CIC Acquisition (Conso International) Warrants                         3/6/00           437        39,204            --
CIC Acquisition (Conso International) Warrants                         3/6/00           347            --            --
Continental Auto Receivables                                          7/29/99         9,506        60,000            --
Franklin Nursery Warrants                                              3/1/00            21        40,617            --
Franklin Nursery - Interests                                           3/1/00       120,746       120,746         1,207
WPM Holdings                                                         10/30/98           210            --            --
                                                                                              -----------   -----------
Total Private Placement - Equity                                                              $   260,567   $     1,207
                                                                                              -----------   -----------

NOTE C -- INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of long-term U.S. government securities and short-term investments) amounted to $201,446,715 and $207,034,900, respectively, for the year ended December 31, 2004. For the year ended December 31, 2004, the Fund made purchases of $159,429,072 and sales of $159,154,068 of long-term U.S. government securities.

At December 31, 2004, the cost of investments for federal income tax purposes was $133,488,119. At December 31, 2004, net unrealized appreciation was $3,542,152, of which $5,584,208 related to unrealized appreciation of investments and $2,042,056 related to unrealized depreciation of investments.

NOTE D-- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company ("DMC"), a series of Delaware Management Business Trust and the investment manager, a management fee of 0.1875% of net assets of the Fund as of the close of business on the last business day of each quarter (0.75% on an annual basis), plus 1.50% on an annual basis of the net cash dividends and interest earned and actually received in cash, less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock. Adjusted net assets do not reflect the liability related to preferred stock outstanding. The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are paid for by DMC out of its investment advisory fees.

At December 31, 2004, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $    308,348
Other expense payable to DMC*                                  147,197

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. Through May 31, 2004, the Fund was charged $15,625 for internal legal services provided by DMC. Management agreed to discontinue charging the Fund for internal legal fees effective June 1, 2004.

Certain officers and directors of the Fund are also officers or directors of DMC and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

NOTES                                         LINCOLN NATIONAL INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E -- DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December, 2004 and 2003 was as follows:

                                               2004           2003
                                           ------------   ------------
  Ordinary Income                          $  8,225,663   $ 12,664,100
  Long-term capital gain                        196,049        453,419
                                           ------------   ------------
  Total                                    $  8,421,712   $ 13,117,519
                                           ------------   ------------

As of December 31, 2004, the components of net assets on a tax basis was as follows:

Paid in capital                                           $ 95,261,822
Undistributed ordinary income                                1,065,360
Undistributed long-term capital gains                           99,983
Post-October currency loss                                     (83,763)
Unrealized appreciation on investments
 and foreign currencies                                      3,582,029
                                                          ------------
Net assets                                                $ 99,925,431
                                                          ------------

The difference between book basis and tax basis components of net assets is primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts and are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following reclassifications. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                     $    398,835
  Accumulated net realized gain (loss)                        (398,835)

NOTE F -- VARIABLE TERM PREFERRED STOCK
During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. Dividends are cumulative from the date of the original issue and generally reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, place restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of certain futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met. During the year ended December 31, 2004, VTP dividend rates ranged from 1.05% to 2.25% and the average weighted dividend rate was 1.47%.

NOTE G -- CAPITAL SHARES
Shares issued under the dividend reinvestment plan were as follows:

                                                             Shares
                                                          ------------
  Year ended December 31, 2004                                 162,889
  Year ended December 31, 2003                                 127,892

NOTE H -- MARKET AND CREDIT RISK
The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions. The Fund may invest up to 50% of its assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. Illiquid securities have been denoted in the Statement of Net Assets.

NOTE I -- FOREIGN EXCHANGE CONTRACTS
The Fund may enter into forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. Dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE J -- FUTURES CONTRACTS
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates and to manage the Fund's portfolio duration. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

NOTES                                         LINCOLN NATIONAL INCOME FUND, INC.
  TO FINANCIAL STATEMENTS (CONTINUED)

NOTE K -- TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended December 31, 2004, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  Long-Term         Ordinary
Capital Gains        Income             Total
Distributions     Distributions      Distribution
 (Tax Basis)       (Tax Basis)       (Tax Basis)
-------------     -------------     -------------
     2%                98%              100%

(A) and (B) are based on a percentage of the Fund's total distributions.

NOTE L -- SUBSEQUENT EVENT
On January 7, 2005, the Board of Directors of the Fund approved a total redemption of the Fund's Variable Term Preferred Shares ("VTP Shares"). The VTP Shares, with an aggregate principal value of $40 million, represented a form of leverage by the Fund. The total redemption took place on February 10, 2005, at a redemption price of $1,000 per VTP Share, plus the unpaid accumulated dividends on the VTP Shares through the redemption date. The Fund liquidated portfolio securities to fund the redemption proceeds with respect to the VTP shares.

NOTE M -- IMPORTANT FUND INFORMATION
Appointment of New Independent Auditors -- The Audit Committee and the Board of Directors decided not to retain PricewaterhouseCoopers LLP for the 2003 fiscal year and, instead, approved the appointment of Ernst & Young LLP as the Fund's independent auditors on February 25, 2003. The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for fiscal years 2001 and 2002 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified in any way as to uncertainty, audit scope, or accounting principles. In addition, during fiscal years 2001 and 2002 and through February 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

NOTE N-- COUNTRY ALLOCATION
As of December 31, 2004, the Fund's investment in securities classified by country of origin were as follows:

Australia                                          1.21%
Austria                                            0.68%
Bermuda                                            2.06%
Canada                                             4.09%
Cayman Islands                                     3.76%
Chile                                              0.44%
Dominican Republic                                 0.20%
Ecuador                                            0.37%
France                                             0.76%
Germany                                            2.38%
Luxembourg                                         0.23%
Mexico                                             0.62%
Netherlands                                        1.00%
Norway                                             0.46%
Poland                                             0.72%
Russia                                             0.53%
Singapore                                          0.55%
Sweden                                             0.31%
Ukraine                                            0.61%
United Kingdom                                     1.81%
United States                                    113.82%
Venezuela                                          0.52%
TOTAL                                            137.13%

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Lincoln National Income Fund, Inc.

We have audited the accompanying statement of net assets of the Lincoln National Income Fund, Inc. (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2002, were audited by other auditors whose report dated February 14, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the over all financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lincoln National Income Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernest & Young LLP

Philadelphia, Pennsylvania
February 9, 2005

OTHER                                         LINCOLN NATIONAL INCOME FUND, INC.
  FUND INFORMATION

CORPORATE GOVERNANCE
The Fund's Audit Committee charter is available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2004 to the NYSE on June 8, 2004 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund has filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Form N-CSRs and Form N-Qs filed by the Fund over the past fiscal year. The Fund's Form N-CSR and Form N-Qs filings are available on the Commission's web site at http://www.sec.gov.

IMPORTANT FUND INFORMATION CHANGE TO INVESTMENT POLICIES REGARDING FUTURES
The Board of Directors has authorized the Fund to enter into futures contracts as a technique to manage the duration of the Fund's investment portfolio. The aggregate market value of the futures contracts held by the Fund for duration management and other permitted purposes will not exceed 35% of the Fund's total assets. The Fund will not use futures contracts for speculative purposes. The Fund may experience a loss if it employs a futures strategy relating to a specific security or a market index and that security or index moves in the opposite direction from what the investment manager anticipated. The use of futures also entails additional expenses, which could reduce any benefit or increase any loss to the Fund from using futures. The Fund operates pursuant to a claim of exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

BOARD OF DIRECTORS AND OFFICERS

An investment company is governed by a Board of Directors, which has oversight responsibility for the management of the company's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the company. The independent fund directors, in particular, are advocates for shareholder interests. Following is a list of the Fund's Directors and certain background and related information.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                         PRINCIPAL             IN FUND               OTHER
           NAME,                  POSITION(S)      LENGTH OF           OCCUPATION(S)            COMPLEX           DIRECTORSHIPS
          ADDRESS                  HELD WITH         TIME                DURING                OVERSEEN              HELD BY
       AND BIRTHDATE              REGISTRANT        SERVED*            PAST 5 YEARS           BY DIRECTOR           DIRECOTR
---------------------------   -----------------   ----------   ----------------------------   -----------   ------------------------
DIRECTORS
    Patrick P. Coyne(1)            President        2 Years      Executive Vice President/          2         President and Director
    2005 Market Street                                              Managing Director/                           Lincoln National
  Philadelphia, PA 19103                                         Chief Investment Officer-                    Convertible Securities
                                                                     Equity Investments                              Fund, Inc.
                                                                        (since 2004);
      April 14, 1963                                              Mr. Coyne has served in
                                                               various executive capacities
                                                                    at different times
                                                                 at Delaware Investments.

RICHARD M. BURRIDGE, SR.(2)        Director        33 Years           Vice President,               2            Director, Lincoln
     1 N. Wacker Drive                                                UBS/PaineWebber                          National Convertible
        Suite 2500                                                     (since 2000);                           Securities Fund, Inc.
     Chicago, IL 60606                                                   Chairman,
                                                                 The Burridge Group, Inc.
      March 19, 1929                                                   (1996-2000).

   H. THOMAS MCMEEKIN(3)           Director        15 Years         Managing Director,              2            Director, Lincoln
        Suite 5600                                                 Prudential Investment                       National Convertible
   180 N. Stetson Street                                         Management (since 2001);                      Securities Fund, Inc.
     Chicago, IL 60610                                               Managing Partner,
                                                                    Griffin Investments
       June 17, 1953                                                   (since 2000);
                                                                 Executive Vice President
                                                                    and Chief Investment
                                                                  Officer - Fixed Income,
                                                                    Delaware Investments
                                                                         (1999-2000);
                                                                  President and Director,
                                                                    Lincoln Investment
                                                                     Management, Inc.,
                                                                 Executive Vice President
                                                                   and Chief Investment
                                                                 Officer, Lincoln National
                                                                 Corporation (until 2000).

INDEPENDENT DIRECTORS
     THOMAS L. BINDLEY            Independent       7 Years         President, Bindley              2          Director, Midas, Inc.
   707 Skokie Boulevard            Director                         Capital Corporation                        and Lincoln National
         Suite 600                                                     (since 1998);                          Convertible Securities
   Northbrook, IL 60062                                          Executive Vice President                           Fund, Inc.
                                                               and Chief Financial Officer,
     November 8, 1943                                               Whitman Corporation
                                                                       (until 1998).
       ADELA CEPEDA               Independent      13 Years             President,                  2             Direcotr, Fort
        Suite 4975                 Director                         A.C. Advisory, Inc.                           Dearborn Income
    161 N. Clark Street                                                (since 1995).                             Securities, Inc.,
     Chicago, IL 60601                                                                                           Lincoln National
                                                                                                              Convertible Securities
      April 30, 1958                                                                                                Fund, Inc.,
                                                                                                                    Amalgamated
                                                                                                                 Bank of Chicago,
                                                                                                               AmalgaTrust Co., Inc.
                                                                                                                    and Wyndham
                                                                                                                International, Inc.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                         PRINCIPAL             IN FUND               OTHER
           NAME,                  POSITION(S)      LENGTH OF           OCCUPATION(S)            COMPLEX           DIRECTORSHIPS
          ADDRESS                  HELD WITH         TIME                DURING                OVERSEEN              HELD BY
       AND BIRTHDATE              REGISTRANT        SERVED*            PAST 5 YEARS           BY DIRECTOR           DIRECOTR
---------------------------   -----------------   ----------   ----------------------------   -----------   ------------------------
INDEPENDENT DIRECTORS (continued)
     ROGER J. DESHAIES            Independent      13 Years       Senior Vice President-            2           Director, Partners
     Executive Offices             Director                         Finance, Brigham &                           Health System and
       PBB-Admin. 4                                                  Women's Hospital                            Lincoln National
       c/o Receiving                                                   (since 1998);                          Convertible Securities
    29 Shattuck Street                                            Senior Vice President -                           Fund, Inc.
     Boston, MA 02115                                                Finance, Parkview
                                                                Health System (until 1998).
      August 5, 1949
      Daniel R. Toll              Independent      29 Years          President, Heller              2            Director, Lincoln
    560 Green Bay Road             Director                      International Corporation                     National Convertible
         Suite 300                                                     (until 1984).                           Securities Fund, Inc.
    Winnetka, IL 60093

     December 3, 1927

OFFICERS
     MICHAEL P. BISHOF         Chief Financial      6 Years      Mr. Bishof has served in           2                  None
    2005 Market Street        Officer/Treasurer                      various executive
  Philadelphia, PA 19103                                          capacities at different
                                                                     times at Delaware
      August 18, 1962                                                  Investments.

      DAVID F. CONNOR              Secretary        5 Years         Vice President and              2                  None
    2005 Market Street                                            Deputy General Counsel,
  Philadelphia, PA 19103                                           Delaware Investments
                                                                    (since 2000); Vice
     December 2, 1963                                             President and Assistant
                                                                     General Counsel,
                                                                  Prudential Investments
                                                                  (1998-2000); Associate,
                                                                  Drinker Biddle & Reath
                                                                     LLP (until 1998).

* The Board of Directors of the Fund is comprised of three classes of Directors: three directors constituting Class 3 Directors (Messrs. Bindley, McMeekin and
Toll) have a term of office until the 2005 annual meeting of shareholders, two Directors constituting Class 1 Directors (Ms. Cepeda and Mr. Deshaies) have a term of office until the 2006 annual meeting of shareholders; and two Directors constituting Class 2 Directors (Messrs. Burridge and Coyne) have a term of office until the 2007 annual meeting of shareholders. At each annual meeting of shareholders, Directors will be elected to succeed the class of Directors whose terms expire at that meeting, and each newly elected Director will serve for a three-year term and until his or her successor is elected and qualified.

(1) Executive Officer of the Fund's investment advisor.
(2) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer that has executed portfolio transactions for and sold shares of investment companies managed by the Fund's investment advisor.
(3) Mr. McMeekin is considered to be an "interested director" because he currently owns stock of Lincoln National Corporation (LNC), of which the Fund's investment advisor is a wholly-owned subsidiary.

This annual report is for the information of Lincoln National Income Fund, Inc. shareholders. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23 {c} of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

CORPORATE INFORMATION
INVESTMENT ADVISOR
Delaware Management Company
2005 Market Street
Philadelphia, PA  19103-7094

ADMINISTRATOR
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7042

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7042

DIVIDEND DISBURSING AGENT, TRANSFER AGENT AND REINVESTMENT PLAN AGENT Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
800 851-9677

STOCK EXCHANGE
The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol LND.

FOR SECURITIES DEALERS AND FINANCIAL INSTITUTIONS REPRESENTATIVES
800 362-7500

AUTOMATIC DIVIDEND REINVESTMENT PLAN
Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's common stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:

Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
or call 800 851-9677.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

(9165)                                                        Printed in the USA
AR-LNI [12/04] IVES 2/05                                                   J9975

Item 2. Code of Ethics

        The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

        The registrant's Board of Directors has determined that Roger J. Deshaies, Chairman of the registrant's Audit Committee, is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

        a. An understanding of generally accepted accounting principles and financial statements;

        b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

        c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

        d. An understanding of internal controls and procedures for financial reporting; and

        e.      An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

        a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

        b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

        c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

        d.      Other relevant experience.

        The registrant's Board of Directors has also determined that Mr. Deshaies is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

Item 4. Principal Accountant Fees and Services

        (a)     Audit fees.

        The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended December 31, 2004.

        The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended December 31, 2003.

        (b)     Audit-related fees.

        The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $9,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed-upon procedures relating to confirming compliance with asset coverage and liquidity maintenance tests required with respect to variable term preferred stock.

        The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004.

        The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $16,000 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed-upon procedures relating to confirming compliance with asset coverage and liquidity maintenance tests required with respect to variable term preferred stock.

        The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

        (c)     Tax fees.

        The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

        The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004.

        The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,500 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and annual excise distribution calculations.

        The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

        (d)     All other fees.

        The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2004.

        The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004.

        The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2003.

        The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

        (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

        (f)     Not applicable.

        (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser and other service providers under common control with the adviser were $237,634 and

$171,400 for the Registrant's fiscal years ended December 31, 2004 and December 31, 2003, respectively.

        (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

        The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Roger J. Deshaies, Thomas L. Bindley, Adela Cepeda and Daniel R. Toll.

Item 6. Schedule of Investments

        Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        The registrant has formally delegated to its investment adviser (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

        In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

        The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

        As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are generally determined on a case-by-case basis; (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (viii) generally vote for proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

        Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

        Applicable to Form N-CSRs filed for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

        Not applicable.

Item 11. Controls and Procedures

        The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

    (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT:  LINCOLN NATIONAL INCOME FUND, INC.

PATRICK P. COYNE
By:    Patrick P. Coyne
       -----------------
Title: President
Date:  March 2, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:    Patrick P. Coyne
       ----------------
Title: President
Date: March 2, 2005

MICHAEL P. BISHOF
By:    Michael P. Bishof
       -----------------------
Title: Chief Financial Officer
Date:  March 2, 2005

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